Exhibit 32.1

                    CERTIFICATION BY CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, James E. McKay, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Battle Mountain Gold Exploration Corp. on Form 10-KSB for the period from January 7, 2004 to December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Battle Mountain Gold Exploration Corp.

Date:  April 22, 2005

                         By:  /s/James  E.  McKay
                         ------------------------
                         James  E.  McKay
                         Chief  Executive  Officer

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